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                                    FORM T1
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                    PURSUANT TO SECTION 305(b)(2)      |__|

                             ---------------------

                           BNY MIDWEST TRUST COMPANY
                (formerly known as CTC Illinois Trust Company)
              (Exact name of trustee as specified in its charter)

                   Illinois                                  36-3800435
           (State of incorporation                       (I.R.S. employer
         if not a U.S. national bank)                   identification no.)

              2 N. LaSalle Street
                   Suite 1020
               Chicago, Illinois                               60602
    (Address of principal executive offices)                 (Zip code)

                             ---------------------

                                  iPCS, Inc.
              (Exact name of obligor as specified in its charter)

                  Delaware                                  36-4350876
       (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                   identification no.)

            1900 East Golf Road
                 Suite 900
            Schaumburg, Illinois                               60173
   (Address of principal executive offices)                  (Zip code)

                                       1
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                            Table of Co-Registrants
                            -----------------------

iPCS Wireless, Inc.               Delaware                  36-4364612iPCS
Equipment, Inc.                   Delaware                  36-4364609

                c/o iPCS, Inc.
             1900 East Golf Road
                  Suite 900
            Schaumburg, Illinois                       60173
(Address of co-registrant's executive offices)      (Zip code)

                         -----------------------------

                 14% Senior Discount Notes, due July 15, 2010
                      (Title of the indenture securities)

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                                       2
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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
Name                                                Address
--------------------------------------------------------------------------------

   Office of Banks & Trust Companies of        500 E. Monroe Street
   the State of Illinois                       Springfield, Illinois 62701-1532
   Federal Reserve Bank of Chicago             230 S. LaSalle Street
                                               Chicago, Illinois 60603


    (b)  Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect.

    2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.

    4.   A copy of the existing Bylaws of the Trustee.

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit A)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (Exhibit B)

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 11/th/ day of October, 2000.



                                       BNY Midwest Trust Company

                                       By:  /s/ D.G. Donovan
                                           ---------------------------
                                            Name: D.G. Donovan
                                            Title: Assistant Vice President

                                       4
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                                                                       Exhibit A
                              CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of iPCS, Inc. 14% Senior Discount Notes, due July 15, 2010, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                  BNY MIDWEST TRUST COMPANY

                                  By:  /s/ D.G. Donovan
                                       ----------------------------
                                       Assistant Vice President

Dated: October 11, 2000

                                       5
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                                                                       Exhibit B

                        SWORN STATEMENT OF CONDITION OF

                           BNY MIDWEST TRUST COMPANY
                           -------------------------

                     At close of business on June 30, 2000

--------------------------------------------------------------------------------

      ASSETS                   AMOUNT           LIABILITIES            AMOUNT
--------------------------------------------------------------------------------
CASH AND DUE FROM
 DEPOSITORY
 INSTITUTIONS                22,302,736      ACCRUED EXPENSES         3,202,575

TRUST COMPANY PREMISES,                      OTHER LIABILITIES        7,034,809
 FURNITURE, FIXTURES, AND
 OTHER ASSETS
 REPRESENTING
 TRUST COMPANY PREMISES         141,753

ACCOUNTS RECEIVABLE           3,854,235

OTHER ASSETS                 50,347,386
                                                                     ----------
                                             TOTAL LIABILITIES       10,237,384
                                                                     ----------
                                             EQUITY ACCOUNTS
                                             ---------------

                                             COMMON STOCK             2,000,000

                                             SURPLUS                 62,129,829

                                             RETAINED EARNINGS        2,278,897
                                                                     ----------

                                             TOTAL EQUITY CAPITAL    66,408,726
                                                                     ----------

                                             TOTAL LIABILITIES AND
TOTAL ASSETS                 76,646,110      EQUITY CAPITAL          76,646,110
-------------------------------------------------------------------------------

     STATE OF ILLINOIS               )
                                     )ss.
     COUNTY OF COOK                  )
         Brian J. Jirak
     ______________________ being first duly sworn on oath deposes and says that I am an officer of the corporation and that the foregoing statement includes every asset and liability of said corporation as of the date shown above, and is true and correct in all respects to the best of my knowledge and belief.

     Subscribed and sworn to before me this           /s/ Brian J. Jirak
                                                -------------------------------
                                                Signature of Authorized Officer
     2nd Day of August 2000

          /s/ Leslie Y. Threat
     ------------------------------
             Notary Public

---------------------------------
        "OFFICIAL SEAL"
       LESLIE Y. THREAT
 NOTARY PUBLIC STATE OF ILLINOIS
 MY COMMISSION EXPIRES 6/30/2002
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